Boston Trust Midcap Fund
A series of The Coventry Group
Supplement dated April 4, 2008
to Prospectus Dated September 24, 2007
On March 27, 2008, the Board of Trustees of The Coventry Group adopted a redemption fee for the Boston Trust Midcap Fund (the “Fund”). Effective May 1, 2008, the Fund will charge a redemption fee of 0.75% of the value of any shares redeemed within 60 days of purchase made on or after May 1, 2008. All acquisitions of Fund shares as a result of a purchase or an exchange into the Fund shall be considered “purchases”, and all dispositions of Fund shares as a result of a sale or an exchange out of the Fund shall be considered “redemptions”. The following information supplements the prospectus in four locations:
The Fund Expenses table on page 4 of the Prospectus is deleted in its entirety and replaced with the table provided below.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fees (as a percent of the amount redeemed)	0.75	%*

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.50	%**
Total Fund Operating Expenses	1.25	%***
Fee waiver and/or Expense Reimbursement	0.25	%***
Net Expenses	1.00	%***

*	Fund shares redeemed within 60 days of purchase will be subject to a redemption fee equal to 0.75% of the value of the shares redeemed.

**	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

***	The Investment Adviser has entered into an expense limitation agreement with the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets for its current fiscal year. Without this expense limitation agreement, estimated Total Fund Operating Expenses for the Fund would have been 1.25%. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.
The following new paragraph is added to the end of “Frequent Trading Policy” on page 8 of the Prospectus.

Effective May 1, 2008, the Fund will charge a redemption fee of 0.75% of the value of the shares redeemed within 60 days of purchase. See sections on “Redemption Fees” and “Exchange Fees” below.
The following paragraphs are added to page 12 of the Prospectus following “Undeliverable Redemption Checks”.
Redemption Fees
If you redeem shares within 60 days of purchase you will be charged a fee equal to 0.75% of the value of the shares redeemed. The applicability of the redemption fee will be calculated using a first-in first-out method, which means the oldest shares will be redeemed first, followed by the redemption of more recently acquired shares.
The redemption fee also is applicable to exchanges. An exchange of shares of another Boston Trust or Walden Mutual Fund for shares of the Fund will be considered a purchase for purposes of calculating the redemption fee, such that the day the purchase order is received by the Fund is considered the first day of the period for purposes of calculating the 60 day holding period. Similarly, if Fund shares are exchanged for shares of another Boston Trust or Walden Mutual Fund, the date that the exchange order is processed by the Fund is considered the sale date. Not all redemptions and exchanges made within 60 days of purchase are subject to the redemption fee. The following types of redemptions and exchanges are exempt from the redemption fee:
•	redemption of shares purchased through Plan participant payroll or employer contributions

•	redemption of shares purchased through reinvestment of dividends or capital gain distributions

•	transfers or re-registrations within the Fund

•	individual retirement account (IRA) conversions, rollovers and re-characterizations

•	redemptions constituting a distribution from a traditional, Roth, SEP, SIMPLE, rollover, or inherited IRA for a client at least 70-1/2 years old

•	redemptions to pay Fund or account fees

•	redemptions to pay distributions, loans, and in-service withdrawals from retirement plans

•	redemptions or transfers of shares as a result of a retirement plan termination

•	redemptions or transfer of shares at the direction of a retirement plan sponsor.
The redemption fee is retained by the Fund to offset any brokerage commissions, transaction costs, capital gains impacts and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders.
If you purchased shares through an investment representative, the redemption fee is imposed by the investment representative. As such, the Fund is dependant on the representative to collect and forward the fee to the Fund. There is no assurance that the Fund or the investment representatives will be able to identify all transactions subject to the redemption fee. Consequently, to the extent that the Fund is unable to identify all such transactions, long-term investors may be adversely affected.
The following is added to the paragraph titled “Notes on Exchanges” on page 12 of the Prospectus.
•	Fund shares exchanged for shares of another Boston Trust or Walden Fund within 60 days of purchase will be subject to a fee equal to 0.75% of the value of shares redeemed. See the section titled “Redemption Fees” for more information.

This Supplement and the Prospectus dated September 24, 2007 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated September 24, 2007 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.